VALIC COMPANY I

Global Equity Fund

Supplement to the Prospectus dated October 1, 2010

Supplement to the Summary Prospectus dated October 1, 2010

Global Equity Fund. At a meeting held on April 19, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of BlackRock Financial Management, Inc. as the sub-adviser to the Global Equity Fund (the “Fund”) and approved the appointment of J.P. Morgan Investment Management, Inc. (“JPMIM”) as the sub-adviser to the Fund. The Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and JPMIM (the “JPMIM Sub-advisory Agreement”). The effective date of the JPMIM Sub-advisory Agreement will be on or about October 1, 2011.

The Board also approved changes to the Fund’s name, principal investment strategies and principal investment risks, which changes will become effective on or about October 1, 2011.

•	Name Change. The Fund’s name will change from the “Global Equity Fund” to the “Emerging Economies Fund.”

•

Principal Investment Strategies. The Fund currently invests at least 80% of its net assets in equity investments with a focus on developed global equity securities of any market capitalization with up to 25% of the Fund’s assets invested in issuers located in emerging markets. In addition, at least 40% of the Fund’s assets are invested in issuers located outside the United States.

On or about October 1, 2011, the Fund’s investment strategy will change such that it will invest at least 80% of its net assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of Western Europe.

•

Principal Investment Risks. The Fund is currently subject to the following principal investment risks: Active Management Risk, Convertible Securities Risk, Depositary Receipts Risk, Derivatives Risk, Emerging Markets Risk, Foreign Investment Risk, Market Risk and Small Company Risk.

Upon the change of the Fund’s principal investment strategy, Small Company Risk, Depositary Receipts Risk and Convertible Securities Risk will no longer be principal investment risks, Currency Risk will become a principal investment risk and the Fund’s exposure to Emerging Markets Risk will be greater.

With respect to the JPMIM Sub-advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund within 90 days of the change.

Date: April 25, 2011